                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                             --------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of Earliest Event Reported): September 7, 1999



                          AVALON HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




            Ohio                       1-14105               34-1863889
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(State or Other Jurisdiction      (Commission File         (IRS Employer
      of Incorporation)                Number)          Identification No.)


                     One American Way, Warren, Ohio  44484
              (Address of Principal Executive Offices)  (Zip Code)

      Registrant's telephone number, including area code:  (330) 856-8800




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            (Former name and address, if changed since last report)



                             There are no exhibits
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ITEM 5  Other Events

        See the following press release dated September 7, 1999 announcing the death of Darrell D. Wilson, President, Chief Operating Officer, and a director of Avalon Holdings Corporation.

FOR IMMEDIATE RELEASE ON SEPTEMBER 7, 1999
------------------------------------------

AVALON HOLDINGS CORPORATION ANNOUNCES THE DEATH OF DARRELL D. WILSON

        WARREN, Ohio (September 7, 1999) Avalon Holdings Corporation (AMER:AWX) announced today the untimely death of Darrell D. Wilson, President, Chief Operating Officer and a Director of the Company. He was also co-founder of the Company as well as co-founder of American Waste Services, Inc.

        Mr. Wilson died Sunday, September 5, 1999, at the age of 48 as a result of heart failure. The Company and all of its employees extend their heartfelt condolences to his wife, Molly, and his two sons, Jeremy and Jered.

For more information, please contact:   Mr. Tim, Coxson, Chief Financial Officer
                                        Avalon Holdings Corporation
                                        One American Way
                                        Warren, Ohio  44484-5555
                                        (330) 856-8800



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AVALON HOLDINGS CORPORATION

                                      (Registrant)


                                   /s/ Timothy C. Coxson
                              --------------------------------------------
                              By:  Timothy C. Coxson
                                   Chief Financial Officer and Treasurer


DATED:  September 9, 1999

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